John Iannone Senior Vice President, Investor & Public Relations 304-905-7021 Investor Presentation (Q1 2022) (WSBC financials as of the three months ended 31 December 2021)

In addition to the results of operations presented in accordance with Generally Accepted Accounting Principles (GAAP), WesBanco's management uses, and this presentation contains or references, certain non-GAAP financial measures, such as pre-tax pre-provision income, tangible common equity/tangible assets; net income excluding after-tax restructuring and merger-related expenses; efficiency ratio; return on average assets; and return on average tangible equity. WesBanco believes these financial measures provide information useful to investors in understanding our operational performance and business and performance trends which facilitate comparisons with the performance of others in the financial services industry. Although WesBanco believes that these non-GAAP financial measures enhance investors' understanding of WesBanco's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. The non-GAAP financial measures contained therein should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the Quarterly Reports on Forms 10-Q for WesBanco and its subsidiaries, as well as other filings that the company has made with the SEC. Forward-looking statements in this report relating to WesBanco’s plans, strategies, objectives, expectations, intentions and adequacy of resources, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The information contained in this report should be read in conjunction with WesBanco’s Form 10-K for the year ended December 31, 2020 and documents subsequently filed by WesBanco with the Securities and Exchange Commission (“SEC”), including WesBanco’s Form 10-Q for the quarters ended March 31, 2021, June 30, 2021 and September 30, 2021, which are available at the SEC’s website, www.sec.gov or at WesBanco’s website, www.WesBanco.com. Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in WesBanco’s most recent Annual Report on Form 10-K filed with the SEC under “Risk Factors” in Part I, Item 1A. Such statements are subject to important factors that could cause actual results to differ materially from those contemplated by such statements, including, without limitation, the effects of changing regional and national economic conditions including the effects of the COVID-19 pandemic; changes in interest rates, spreads on earning assets and interest-bearing liabilities, and associated interest rate sensitivity; sources of liquidity available to WesBanco and its related subsidiary operations; potential future credit losses and the credit risk of commercial, real estate, and consumer loan customers and their borrowing activities; actions of the Federal Reserve Board, the Federal Deposit Insurance Corporation, the SEC, the Financial Institution Regulatory Authority, the Municipal Securities Rulemaking Board, the Securities Investors Protection Corporation, and other regulatory bodies; potential legislative and federal and state regulatory actions and reform, including, without limitation, the impact of the implementation of the Dodd-Frank Act; adverse decisions of federal and state courts; fraud, scams and schemes of third parties; cyber-security breaches; competitive conditions in the financial services industry; rapidly changing technology affecting financial services; marketability of debt instruments and corresponding impact on fair value adjustments; and/or other external developments materially impacting WesBanco’s operational and financial performance. WesBanco does not assume any duty to update forward-looking statements. Forward-Looking Statements and Non-GAAP Financial Measures

Evolving Regional Financial Services Institution Strong market presence across legacy and major metropolitan markets Balanced loan and deposit distribution across diverse regional footprint Diversified revenue generation engines supported by unique long-term advantages Well-executed long-term growth strategies Note: loan and deposit data as of 12/31/2021 (loans exclude Small Business Administration’s Paycheck Protection Program (“SBA PPP”) loans); location data as of 2/1/2022; market share based on 2021 state deposit rankings (except Pittsburgh which is MSA) (exclusions: Pittsburgh MSA – BNY Mellon, TriState Capital) (source: S&P Capital IQ) Broad and Balanced Market Distribution Strong Market Presence in Major Markets Wheeling Pittsburgh Columbus Dayton Cincinnati Louisville Frankfort Lexington Fort Knox Huntington Charleston Morgantown Washington D.C. Baltimore Lexington Park Indianapolis #12 in MD #15 in OH #11 in KY #3 in WV #10 Pgh MSA

Investment Rationale Balanced loan and deposit distribution across footprint Diversified earnings streams built for long-term success, led by century-old, $5.6B trust and wealth management business Strong presence in economically diverse, major markets supported by positive demographic trends Robust legacy deposit base provides pricing advantage Balanced and Diversified with Unique Long-Term Advantages Distinct and Well-Executed Long-Term Growth Strategies Legacy of Credit Quality, Risk Management, and Shareholder Focus Emphasis on digital capabilities and customer service to ensure relationship value that meets customer needs efficiently and effectively Established lending and wealth management teams Focus on positive operating leverage built upon a culture of expense management, enhanced by consolidated back-office functions in lower cost markets Well-capitalized with solid liquidity and strong credit quality and regulatory compliance Seven consecutive “outstanding” CRA ratings since 2003 Critical, long-term focus on shareholder return through earnings growth and effective capital management Note: trust assets under management as of 12/31/2021

Strategies for Long-Term Success

Long-Term Growth Strategies Focus on Delivering Positive Operating Leverage Strong Legacy of Credit Quality, Risk Management, and Compliance Diversified Loan Portfolio with C&I and Home Lending Focus Long History of Strong Wealth Management Capabilities Digital Banking Service Strategies & Core Deposit Advantage Franchise-Enhancing Expansion within Contiguous Markets

Diversified Loan Portfolio Focus on strategic diversification, growth, and credit quality Balance disciplined loan origination with prudent lending standards Focus on C&I and home equity lending Key offerings include treasury management, foreign exchange, cyber security, and lockbox services Strong residential mortgage program $9.7 Billion Loan Portfolio Note: loan and deposit data as of quarter ending 12/31/2021 Average loans to average deposits ratio of 72.61% provides opportunity for continued loan growth Low cost of deposits provides a competitive advantage in the typical higher cost Mid-Atlantic market Manageable lending exposures De-emphasized consumer and several CRE categories in recent years

Private Banking $1.0B in private banking loans and deposits 3,650+ relationships Legacy market private wealth management growth opportunities Strong Wealth Management Capabilities Note: assets, loans, deposits, and clients as of 12/31/2021; chart financials as of 12/31 unless otherwise stated $100 $270 $540 $770 Private Banking Loans and Deposits (as of 12/31) ($MM) Trust & Investments $5.6B of trust and mutual fund assets under management 6,500+ relationships Legacy market private wealth management growth opportunities Expansion opportunities in the Mid-Atlantic market WesMark Funds – six proprietary funds across equities, bonds, and tactical assets Securities Brokerage Securities investment sales Licensed banker program Investment advisory services Regional player/coach program Expand external business development opportunities Expansion opportunities in KY, IN, and Mid-Atlantic CAGR 33% Insurance Personal, commercial, title, health, and life Expand title business in all markets Digital insurance agency for both personal and commercial property & casualty Third-party administrator (TPA) services for small business healthcare plans Trust Assets (Market Value as of 12/31) ($B) CAGR 4.8% $985 9/30 9/30

Digital banking utilization ~70% of retail customers utilize online digital banking services ~4.1 million web and mobile logins per month Mobile ~50% of total, with an average of 19 monthly logins per customer Mobile wallet & mobile deposits increased ~60% & ~15% YoY, respectively Zelle® payment service utilization up ~75% YoY (service added Aug-2021) Digital acquisition ~50% of residential mortgage applications submitted via online portal ~120 deposit accounts opened per month WesBanco Insurance Services launched white-label insurance capabilities with a web-based term-life insurance platform, and a fully-integrated digital property & casualty insurance for consumers and small businesses Core banking software system upgrade completed August 2, 2021 Omni-channel presence – real-time account activity across all channels Improved customer service through reduced manual activities More efficient processing cost structure Cloud-based architecture utilization Early adoption to leverage modernized data and application platforms, combined with significant expense and performance benefits Actively harnessing advanced artificial intelligence (AI) and robotic process automation (RPA) technologies to automate business processes Digital Platforms Drive Engagement & Efficiency Note: digital statistics as of 4Q2021 year-to-date (“YTD”) except Zelle® which is 4Q2021; online residential mortgage applications and deposit account opening capabilities launched July 2019; WesBanco Insurance Services online term-life and P&C insurance capabilities launched November 2020 and January 2021, respectively

Benefits of Core Deposit Funding Advantage Robust legacy deposit base provides funding advantage in the Mid-Atlantic market Reflecting the significantly lower interest rate environment, aggressively reduced deposit rates since March 2020 During the last five years: Total deposits (excluding CDs) have grown organically at a 11% CAGR Total demand deposits have grown organically at a 13% CAGR to represent ~59% of total deposits Note: text reflects period-end data and pie charts reflect quarterly averages; peer bank group includes all U.S. banks with total assets of $10B to $25B (as of most recent period) from S&P Capital IQ (as of 2/7/2022) and represent simple averages Avg Deposits as of 12/31/2021 Funding Cost Interest-Bearing = 0.13% Total Deposits = 0.08% [Peer Average Total Deposit Cost = 0.13%] Avg Deposits as of 12/31/2020 Funding Cost Interest-Bearing = 0.23% Total Deposits = 0.16% [Peer Average Total Deposit Cost = 0.26%] Avg Deposits as of 12/31/2016 Funding Cost Interest-Bearing = 0.32% Total Deposits = 0.24% [Peer Average Total Deposit Cost = 0.31%] Total DD 48% Total DD 56% Total DD 59%

Franchise Expansion Targeted acquisitions in existing markets and new higher-growth metro areas Long-term focus on appropriate capital management to enhance shareholder value Strong capital and liquidity, along with strong regulatory compliance processes, provides ability to execute transactions quickly Diligent efforts to maintain a community bank-oriented, value-based approach to our markets History of successful acquisitions that have improved earnings Contiguous Markets Radius Franchise-Enhancing Acquisitions OLBK: announced Jul-19; closed Nov-19 FFKT: announced Apr-18; closed Aug-18 FTSB: announced Nov-17; closed Apr-18 YCB: announced May-16; closed Sep-16 ESB: announced Oct-14; closed Feb-15 FSBI: announced Jul-12; closed Nov-12 AmTrust: announced Jan-09; closed Mar-09 OAKF: announced Jul-07; closed Nov-07 Note: AmTrust was an acquisition of five branches YCB FFKT FTSB OAKF ESB & FSBI OLBK AmTrust branches

Focus on Enhancing Shareholder Value Disciplined growth, balanced by a fundamental focus on expense management and supported by franchise-enhancing acquisitions, in order to deliver positive operating leverage and enhance shareholder value Note: financial data as of 12/31; current data as of 12/31/2021; balance sheet data as of period ends; Efficiency Ratio presented on a fully taxable-equivalent (FTE) and year-to-date basis; please see the reconciliations in the appendix YCB Merger (Sep-16) ESB Merger (Feb-15) Fidelity Merger (Nov-12) $10B Asset Threshold Preparations Begun Lending & Revenue Diversification Strategy Begun Assets up 216% Efficiency Ratio down 259bp FTSB Merger (Apr-18) FFKT Merger (Aug-18) OLBK Merger (Nov-19) “Durbin Amendment” Impact Begun (Jul-19) Start of Pandemic & Fed Funds Rate Cut to 0.0-0.25% (Mar-20)

Strong legacy of credit and risk management and regulatory compliance Based upon conservative underwriting standards and approval processes supported by centralized back-office and loan funding functions Mature enterprise risk management program headed by Chief Risk Officer addressing key risks in all business lines and functional areas Enhanced compliance and risk management system and testing platform Strong and scalable BSA/AML function Examined by CFPB for consumer compliance supervision Seven consecutive “outstanding” CRA ratings since 2003 Strong regulatory capital ratios significantly above regulatory requirements, and high tangible common equity (TCE) levels Strong Risk Management and Capital Position Tier 1 Risk-Based Capital Ratio Tier 1 Leverage Capital Ratio Note: capital ratios enhanced by August 2020 issuance of $150MM of preferred stock; effective 4Q2019, as required by the Dodd-Frank Act for financial institutions with total assets >$15B, Tier 1 Capital Ratios negatively impacted by the movement of ~$130MM of TruPS from Tier 1 to Tier 2 risk-based capital; peer bank group includes all U.S. banks with total assets of $10B to $25B (as of each period) from S&P Capital IQ (as of 2/7/2022) and represent simple averages memo Well-Capitalized 8.0% Required 6.0% memo Well-Capitalized 5.0% Required 4.0%

Recent Successes and Accolades WesBanco Bank was again named one of the ten Best Banks in America by Forbes – coming in as the 10th best bank, as well as the third year in a row in the top 12 For the second consecutive year, named to Newsweek magazine's ranking of America's Best Banks, recognizing those banks that best serve their customers needs, as well as being named the Best Big Bank in the state of West Virginia Based 100% on customer satisfaction and consumer feedback, WesBanco Bank was named, for the third year in a row, one of the World’s Best Banks in an independent ranking by a leading financial magazine WesBanco Bank Community Development Corporation received a 2021 Community Commitment Award from the American Bankers Association Foundation for the strong performance and outreach of its New Markets Loan Program WesBanco Bank received the America Saves Designation of Savings Excellence for Banks, a designation from America Saves Bauer Financial again awarded WesBanco their highest rating as a “five-star” bank The Central Ohio market of WesBanco Bank was awarded a “Top Workplaces” honor by Columbus C.E.O. magazine for the sixth consecutive year The FDIC awarded WesBanco Bank it’s 7th consecutive composite “Outstanding” rating for its most recent CRA performance Kroll Bond Rating Agency affirmed senior unsecured debt ratings of BBB+ to WesBanco, Inc. and A- to WesBanco Bank, Inc., and upgraded the outlook to “Positive” for all ratings Note: Kroll Bond Rating Agency rating affirmation announced 8/4/2021

Financial Overview

Q4 2021 Financial and Operational Highlights Note: financial and operational highlights during the quarter ended December 31, 2021 (1) Non-GAAP measure – please see reconciliation in appendix Solid pre-tax, pre-provision income and net income (excluding restructuring & merger-related expenses) Continued emphasis on expense management Trust assets reached a record $5.6 billion from both market appreciation and organic growth Residential mortgage originations during the year increased 7% year-over-year to a record $1.4 billion, reflecting strong organic growth Key credit quality metrics remained at low levels and favorable to peer bank averages Strong deposit growth, excluding certificates of deposit, driven by growth in demand deposits WesBanco remains well-capitalized with solid liquidity and a strong balance sheet Continued to return capital to shareholders through the repurchase of ~1.6 million shares of WesBanco common stock during the quarter, and ~5.2 million for all of 2021 Pre-Tax, Pre-Provision Income(1) $52.7 million Net Income Available to Common Shareholders and Diluted EPS(1) $51.8 million; $0.82/diluted share YTD Efficiency Ratio(1) 58.22% Deposit Growth (x-CDs) +13.5% YoY Non-Performing Assets to Total Assets 0.23% YTD Annualized Net Loan Charge-offs to Average Loans 0.02%

Q4 2021 Total Portfolio Loans ($MM) Loan growth for Q4 2021 reflects the continuation of both SBA PPP loan forgiveness and elevated commercial real estate payoffs ~1,950 SBA PPP loans remaining total ~$163 million (as of 12/31/2021) During Q4 2021, ~1,240 customers received forgiveness of SBA PPP loans totaling $109 million (net of deferred fees) Q4 2021 commercial real estate payoffs were $160 million While these payoffs were down ~$100 million sequentially, they remained above our historical level of ~$85 million per quarter This higher run-rate negatively impacted total loan growth by approximately one percentage point (non-annualized) C&I loans (x-SBA PPP) continue to be influenced by excess customer liquidity and supply chain and labor constraints Note: commercial loan average payoff and new yields exclude loans funded through the Small Business Administration’s Paycheck Protection Program (“SBA PPP”), as established by the CARES Act

Q4 2021 Net Interest Margin (NIM) NIM negatively impacted by the lower interest rate environment, and a shift to a higher level of securities as a percentage of total assets As a result of higher cash balances, 12/31/2021 investment securities increased $1.3 billion year-over-year, to represent ~24% of total assets Reflecting the continued low interest rate environment, focused on controlling our various funding costs Reduced deposit funding costs 10bp year-over-year to 13bp for Q4 2021, or just 8bp when including non-interest bearing deposits When including continued reductions in FHLB and other borrowings, the costs of total interest-bearing liabilities decreased 25bp year-over-year to 20bp FHLB borrowings reduced to $0.2 billion, with approximately 70% maturing during 2022 Note: commercial loan portfolio index mix excludes SBA PPP loans

Q4 2021 Non-Interest Income Trust fees increased primarily from net organic growth in trust assets under management ($5.6 billion) Service charges on deposits were higher due to increased general consumer spending, resulting in higher eligible account fees Mortgage banking income decreased due to holding more residential mortgages on the balance sheet Mortgage originations of $383 million remained strong during Q4 2021, with the amount retained increasing to approximately 70% Other income decreased year-over-year due to lower loan swap-related income driven by a negative fair market value adjustment as compared to last year, and the sale of the debit card sponsorship business earlier this year Note: OREO = other real estate owned

Q4 2021 Non-Interest Expense Salaries and wages increased due to higher employee commissions and lower loan contra-costs Base salary expenses decreased $1.7 million and bonus and stock compensation expense decreased $0.6 million, year-over-year Equipment and software increased due primarily to the movement of online banking costs from other operating expenses Marketing is higher from product advertising and brand awareness campaigns that were delayed from 2020 due to the pandemic Other operating expenses decreased due to the aforementioned move of online banking costs, as well as a reduction in ACH and ATM processing charges related to a change in providers, in conjunction with our core banking software system conversion

Comparable Operating Metrics Disciplined execution upon growth strategies providing strong performance compared to all U.S. banks with total assets from $10B to 25B (note: 2020 comparability impacted by timing of the adoption of CECL accounting standard and economic assumptions used by each bank) Note: financial data as of 12/31 YTD; current data as of 12/31/2021 YTD; Current Expected Credit Losses (“CECL”) accounting standard adopted January 1, 2020 by WSBC; peer bank group includes all U.S. banks with total assets of $10B to $25B (as of each period) from S&P Capital IQ (as of 2/7/2022) and represent simple averages (ROATE & ROAA are S&P calculations; Efficiency & NIM are company-reported); Efficiency & NIM presented on a fully taxable-equivalent (FTE) and annualized basis; please see the reconciliations in the appendix Efficiency Ratio Return on Average Assets Return on Average Tangible Equity Net Interest Margin 1.34% 1.39% 1.09% 1.40% 0.77% 15.1% 17.8% 13.9% 9.2% 15.2%

Non-Performing Assets as % of Total Assets Net Charge-Offs as % of Average Loans (YTD annualized) Allowance for Credit Losses as % of Total Loans Criticized & Classified Loans as % of Total Loans Favorable asset quality measures compared to all U.S. banks with total assets from $10B to 25B (note: 2020 ACL comparability impacted by timing of the adoption of CECL accounting standard and economic assumptions used by each bank) Solid Legacy of Credit Quality Note: financial data as of quarter ending 12/31; current year data as of 12/31/2021; Current Expected Credit Losses (“CECL”) accounting standard adopted January 1, 2020 by WSBC; peer bank group includes all U.S. banks with total assets of $10B to $25B (as of each period) from S&P Capital IQ (as of 2/7/2022) and represent simple averages [note: due to lack of 9/30/2021 data, the 9/30/2021 peer average for Criticized & Classified Loans is based on 9/30/2021 and 6/30/2021 data, as appropriate] [note: peer 2021 represents 9/30 due to insufficient 12/31 data within S&P Capital IQ for a meaningful average]

Returning Value to Shareholders Focus on appropriate capital allocation to provide financial flexibility while continuing to enhance shareholder value through earnings growth and effective capital management Capital management strategy: dividends, share repurchases, acquisitions Q4 2021 dividend yield 3.6%, compared to 2.6% for bank group Purchased approximately 1.6 million shares of WesBanco common stock on the open market during Q4 2021, and approximately 5.2 million during 2021 ~1.4 million shares remained for repurchase (as of 12/31/2021) (1) Note: dividend through August 2021 declaration announcement; WSBC dividend payout ratio based on earnings per share excluding merger-related costs and including impact from adoption of the Current Expected Credit Losses (“CECL”) accounting standard; WSBC dividend yield based upon 2/7/2022 closing stock price of $36.48; peer bank group includes all U.S. banks with total assets of $10B to $25B (as of most recent period) from S&P Capital IQ (as of 2/7/2022) and represent simple averages (1) Under the existing share repurchase authorization that was approved on August 26, 2021 by WesBanco’s Board of Directors Tangible Book Value per Share ($) Quarterly Dividend per Share ($) +136% +87%

Appendix

Q4 2021 Key Metrics Note: PTPP = pre-tax, pre-provision Non-GAAP measure – please see reconciliation in appendix Excludes restructuring and merger-related expenses Q3 2021 non-interest expense includes $2.6 million of pre-tax settlement costs with respect to the pending resolution of a lawsuit, excluding these costs Q3 2021 efficiency ratio would have been 58.77%

The decrease in the allowance was primarily driven by improvements in the COVID-19 pandemic related adjustments These improvements resulted in a negative provision for credit losses of $13.6 million Allowance coverage ratio of 1.25%, or, excluding SBA PPP loans, 1.27% Excludes fair market value adjustments on previously acquired loans representing 0.27% of total portfolio loans Q4 2021 Current Expected Credit Loss (CECL) Note: ACL at 12/31/2021 excludes off-balance sheet credit exposures of $7.8 million

Reconciliation: Efficiency Ratio Note: “efficiency ratio” is non-interest expense excluding restructuring and merger-related expense divided by total income; FTE represents fully taxable equivalent; Old Line Bancshares merger closed November 2019; Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018; Your Community Bankshares merger closed September 2016; ESB Financial merger closed February 2015; Fidelity Bancorp merger closed November 2012; AmTrust 5 branch acquisition closed March 2009

Reconciliation: Pre-Tax, Pre-Provision Income (PTPP) and Ratios

Reconciliation: Net Income, EPS & Tangible Book Value per Share Note: Current Expected Credit Losses (“CECL”) accounting standard adopted January 1, 2020 by WSBC

Note: Current Expected Credit Losses (“CECL”) accounting standard adopted January 1, 2020 by WSBC; Old Line Bancshares merger closed November 2019; Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018 Reconciliation: Return on Average Assets

(1) amortization of intangibles tax effected at 21% for 2018 forward, and 35% for all prior periods Note: Current Expected Credit Losses (“CECL”) accounting standard adopted January 1, 2020 by WSBC; Old Line Bancshares merger closed November 2019; Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018; Your Community Bankshares merger closed September 2016 Reconciliation: Return on Average Tangible Equity